                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                          __________________________

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 24, 1998
                                                         --------------

                               Weeks Realty, L.P.
                               ------------------
            (Exact name of registrant as specified in its charter)


           Georgia                    000-22933                 58-2121388
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

  4497 Park Drive, Norcross, Georgia                               30093
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
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Item 5.  Other Events

     Weeks Realty, L.P. is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into that certain Registration Statement, File No. 333-32755, filed under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          1.1 Underwriting Agreement among Weeks Corporation, Weeks Realty, L.P. and Wheat First Securities, Inc. dated as of March 24, 1998

          5.1 Opinion of King & Spalding regarding the legality of issuance of 468,750 shares of Common Stock

          23.1   Consent of Arthur Andersen LLP

          23.2   Consent of Ernst & Young LLP

          23.3   Consent of Deloitte & Touche LLP

          23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WEEKS REALTY, L.P.

                              By:  Weeks GP Holdings, Inc., as General Partner


Date: March 26, 1998                By:   /s/ David P. Stockert
                                          ---------------------
                                          David P. Stockert
                                          Senior Vice President and
                                          Chief Financial Officer

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                                 EXHIBIT INDEX


     1.1 Underwriting Agreement among Weeks Corporation, Weeks Realty, L.P. and Wheat First Securities, Inc. dated as of March 24, 1998

     5.1 Opinion of King & Spalding regarding the legality of issuance of 468,750 shares of Common Stock

     23.1   Consent of Arthur Andersen LLP

     23.2   Consent of Ernst & Young LLP

     23.3   Consent of Deloitte & Touche LLP

     23.4   Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

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